Building a Premier Regional Financial Services Organization Second Quarter 2018 Financial Results July 24, 2018 Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including potential market impacts of efforts by the Federal Reserve Board to reduce the size of its balance sheet, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

2Q-18 Financial Highlights Source: Company reports Continued solid financial performance – EPS of $0.59 At June 30, 2018: Total Assets $13.5 billion Total Loans (LHFI & Acquired) $8.9 billion Total Deposits $11.1 billion Banking Centers 198 Profitable Revenue Generation Net Income of $39.8 million in the second quarter, representing diluted EPS of $0.59 Revenue, excluding interest on acquired loans, increased 2.4% from the prior quarter to total $147.5 million Net interest income (FTE), excluding acquired loans, increased $2.9 million, or 2.9%, linked quarter Net interest margin (FTE), excluding acquired loans, increased to 3.46%, or 9 bps, linked quarter Insurance revenue totaled $10.7 million in the second quarter, up 14.0% from the prior quarter and 10.2% year-over-year Loans held for investment expanded $165.0 million, or 1.9%, from the prior quarter and $382.9 million, or 4.6%, from the prior year Expense Management Routine noninterest expense, which excludes ORE and intangible amortization, totaled $102.6 million, an increase of 2.4% from the previous quarter Increases primarily due to higher insurance and mortgage commissions and investments in technology and software Credit Quality Allowance for loan losses represented 345.9% of nonperforming loans, excluding specifically reviewed impaired loans Credit quality remained solid as net charge-offs represented 0.07% of average loans 2018: Q2-18 Net Income $39.8 million EPS – Diluted $0.59 ROAA 1.19% ROATCE 13.77% Dividends / Share $0.23 Tangible Equity / Tangible Assets 9.07% Total Risk-Based Capital Ratio 13.39%

Source: Company reports Loans Held for Investment (LHFI) Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $382.7 million with outstanding balances of $214.7 million – representing 2.5% of total LHFI – at June 30, 2018 At June 30, 2018, nonaccrual energy-related loans represented 9.3% of outstanding energy-related loans and 23 basis points of outstanding LHFI  Continued to focus on profitable, credit-disciplined loan growth Loans HFI – End of Period ($ in millions) Loans HFI by Type ($ in millions) Dollar Change: $163 $165 $111 ($56) Total LHFI at March 31, 2018 – $8,679 ($ in millions) LHFI Balance by Type – Q2-18 Ending Balance

Other real estate declined 20.6% year-over-year Net charge-offs represented 0.07% of average loans Allowance for loan losses represented 345.9% of nonperforming loans, excluding specifically reviewed impaired loans Allowance for both held for investment and acquired loan losses represented 0.98% of total loans(1) Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans Nonperforming Assets Allowance for Loan Losses Continued resolution of problem assets and solid asset quality metrics Dollar Change: ($5) ($8) ($1) $1 ($ in millions) ($ in millions) ($2) $0 ($5) ($3) 193% 207% 210% 203% 231% ALL1 / Total Loans 0.97% 0.99% 0.92% 0.98% 0.98% ALL1 / NPLs 277% 302% 321% 314% 346%

Source: Company reports ($ in millions) Acquired Loan Portfolio Acquired Loans (period end balances) Acquired loan yield in the second quarter totaled 9.96% and included recoveries from settlement of debt of $1.6 million, which represented approximately 3.2% of the total yield on acquired loans The yield on acquired loans (excl. recoveries) for the third quarter is expected to be in the 6.0% - 7.0% range, reflecting most recent re-estimation of cash flows Based upon most recent cash flow analyses, acquired loan balances (excl. any settlement of debt) are anticipated to decline approximately $20 to $30 million during the third quarter Accretable Yield ($ in millions) Dollar Change: ($42) Interest Income & Impairment – Acquired Loans (1) Net interest income on acquired loans - Provision for acquired loan losses ($31) ($22) ($ in thousands) Dollar Change: ($2) ($3) ($3) ($46) ($6)

Deposits totaled $11.1 billion at June 30, 2018, an increase of 0.9% from the previous quarter and 6.2% year-over-year Cost of deposits is 44 bps; approximately 60% of deposit balances in checking accounts Noninterest-bearing deposits represented 27% of average deposits in the second quarter Source: Company reports Attractive, Low-Cost Deposit Base ($ in millions) Cost of Deposits 0.20% 0.25% 0.28% 0.36% 0.44% Deposit costs remained well controlled Deposit Mix – Average Balance 30% 29% 29% 27% 27% 70% 71% 71% 73% 73% Total Deposits at June 30, 2018 – $11,072 ($ in millions) Deposit Mix by Type – Q2-18 Ending Balance 27% 33% 16% 16% 8%

Income Statement Highlights – Revenue Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports ($ in millions) Net interest income (FTE), excluding acquired loans, totaled $103.3 million for the second quarter, a 2.9% increase from the prior quarter and a 2.7% increase year-over-year Noninterest income totaled $47.4 million, a 1.3% increase from the prior quarter Insurance revenue totaled $10.7 million in the second quarter, up 14.0% from the prior quarter and 10.2% year-over-year Quarterly performance primarily reflects growth in the property and casualty lines Mortgage loan production totaled $410.5 million, up 42.0% from the prior quarter and 10.2% year-over-year

Income Statement Highlights – Noninterest Expense Source: Company reports Core noninterest expense, which excludes ORE and intangible amortization, totaled $102.6 million for the second quarter Salaries and benefits expense totaled $60.0 million for the second quarter, a $1.5 million increase from the prior quarter, primarily due to higher insurance and mortgage commissions as a result of continued growth in both business lines Services and fees rose 3.7%, or $576 thousand, linked-quarter due to new software investments designed to improve efficiency and customer experience Other expense totaled $12.3 million, an increase of $524 thousand, or 4.4%, on a linked-quarter basis Noninterest Expense ($ in millions) Core Noninterest Expense Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ERP charges and pension derisking charges Reliance acquisition expenses Termination of defined benefit pension plan ($ in millions)

Capital Management Source: Company reports (1) The regulatory capital ratios for December 31, 2017 contains a reclassification adjustment of $8.5 million from AOCI to retained earnings as allowed by regulatory agencies in an interagency statement released January 18, 2018 to address disproportionate tax effect in AOCI resulting from the recent enactment of the Tax Cuts and Jobs Act of 2017 and the application of Financial Accounting Standards Board Accounting Standards Codification Topic 740, Income Taxes. Tangible equity to tangible assets ratio was 9.07%, while the total risk-based capital ratio was 13.39% in the second quarter During the second quarter, Trustmark repurchased approximately $5.4 million of it common shares The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions Solid capital base provides the opportunity to support both organic and acquisitive growth initiatives while meeting the needs of our customers and providing value to our shareholders Solid capital position reflects consistent profitability of diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio1 Total Risk-based Capital Ratio1

Profitable revenue generation Balance sheet optimization Targeted, cost-effective deposit growth Business development and cross-selling Mergers and acquisitions In-market consolidation Expand to additional attractive markets Patience and discipline Process improvement and expense management Performance measurement Market and delivery channel optimization Capital and expense management Enterprise-wide analytics system Strategic Priorities to Enhance Shareholder Value Credit quality Maintain disciplined underwriting and pricing Resolution of existing problem assets Effective risk management and compliance Ensure regulatory compliance Cybersecurity and fraud detection system Create value-added proposition, while managing business more effectively